EXHIBIT 10.1


                            STOCK PURCHASE AGREEMENT

     This Agreement made as of this 1st day of September, 2000, between John F. Fisbeck, David B. McLane and Carter M. Fortune (hereinafter referred to individually as a "Seller" and collectively as the "Sellers"), and American Gaming & Entertainment, Ltd. (hereinafter referred to as "AGEL"), a Delaware corporation.

                                    Recitals

     A. Sellers are each the owners of 5,000,000 shares of common stock of WOW Entertainment, Inc. ("WOW"), an Indiana corporation;

     B. Sellers desire to cause AGEL to purchase all of the common stock owned by the Sellers in WOW so that WOW becomes a wholly-owned subsidiary of AGEL, upon the terms and conditions hereinafter set forth (the "Stock").

     C. The parties hereto desire to establish their mutual rights and obligations under this Agreement.

        NOW, THEREFORE, in consideration of mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Purchase Price. The purchase price for the sale of the Stock to AGEL shall be $100 (the "Purchase Price") payable in accordance with the terms of this Agreement.

     2. Closing Matters. The effective date of the transactions contemplated by this Agreement shall be September 1, 2000 (the "Closing Date"). The Sellers shall surrender to AGEL against payment of the Purchase Price the certificates representing all of the Stock, which certificates shall be duly endorsed on the reverse side thereof by each respective Seller.

     3. Title to Stock. The Sellers jointly and severally represent and warrant that they have valid, marketable title to the Stock, free and clear of all claims, liens, charges, encumbrances and equities whatsoever, and have the complete and unrestricted right, power and authority to sell, transfer and deliver the Stock to AGEL and upon delivery of the Stock certificates, AGEL will have valid and marketable title to the Stock, free and clear of all claims, liens, charges, encumbrances and equities whatsoever.

     4. Representations and Warranties of the Sellers. Except as modified by the information set out in Exhibit A, the following representations and warranties are hereby made by the Sellers to AGEL.


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        4.01 Organization; Authorization. WOW is a corporation duly organized, validly existing and in good standing under the laws of the state of Indiana and has full power and authority to carry on its business as it now is being conducted and to own the properties and assets it now owns. It is duly qualified to do business or is in the process of qualifying to do business as a foreign corporation and is in good standing in every jurisdiction in which the conduct of its business or ownership of its properties requires such qualification; and it has full power and authority to enter into this Agreement and to carry out the transaction contemplated herein.

        4.02 Capital Stock. The authorized capital stock of WOW consists of 25,000,000 shares of no par value Common Stock, of which 15,000,000 shares are issued and outstanding as of the Closing Date, and 5,000,000 shares of Preferred Stock, $100.00 par value. WOW is obligated to issue 20,000 shares of the Preferred Stock as of the Closing Date, which Preferred Stock will be issued upon the amendment of the articles of incorporation of WOW designating the rights and preferences of said Preferred Stock. The outstanding shares of WOW Common Stock are validly issued, fully paid and nonassessable. As of the Closing Date, there will be no outstanding options, warrants or other rights to subscribe for, purchase, or receive shares of WOW Common Stock or Preferred Stock or any other securities convertible into WOW Common Stock.

        4.03 No Defaults. WOW is not in default under any material contract, lease, agreement or other undertaking to which it is a party or by which it is bound. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, or compliance with the terms and conditions hereof will not conflict with, result in a breach of the unwaived terms and conditions of, nor constitute a default under its articles of incorporation or bylaws or any contract, agreement, commitment or other undertaking to which it is a party or by which it is bound.

        4.04 Title to Assets. WOW has good and marketable title to all of its properties and assets, both real and personal, free and clear of all security interests, liens, claims, equities of others and restrictions on the right to transfer, none of which exceptions impairs in any material respect the normal conduct of its business.

        4.05 No Litigation. There is no action, proceeding, claim or investigation pending or, to the best of the party's knowledge, threatened against it or to which any of its assets or properties are subject before any court or any governmental department, commission, board, bureau, agency or instrumentality, business or goodwill and, after investigation, it knows of no basis or grounds for any such action, proceeding, claim or investigation; and there is no outstanding order, writ, injunction or decree of any court, governmental department, commission, board, bureau, agency or instrumentality, or any arbitration award against it.

        4.06 No Adverse Claims. None of WOW's officers or employees has any claim against it except for salaries or other ordinary expenses, and WOW is not obligated to any of such persons in any way or for any amount except for salaries, wages or ordinary expenses.


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

        4.07 No Undisclosed Liabilities. WOW does not have any liabilities other than as set forth on its financial statements or as might be incurred in the ordinary course of business. All contingent liabilities and all material claims affecting its business past and pending are disclosed on the attached Exhibit A.

     4.08 Representations True. No representation or warranty contained herein contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. There is no fact known to the Seller or WOW that materially and adversely affects WOW's business, prospects or financial condition that has not been set forth in this Agreement.

     5. Representations and Warranties of AGEL. Except as modified by the information set out on Exhibit B, the following representations and warranties are hereby made by AGEL to the Sellers.

        5.01 Organization; Authorization. AGEL is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has full power and authority to carry on its business as it now is being conducted and to own the properties and assets it now owns. It is duly qualified to do business or is in the process of qualifying to do business as a foreign corporation and is in good standing in every jurisdiction in which the conduct of its business or ownership of its properties requires such qualification; and it has full power and authority to enter into this Agreement and to carry out the transaction contemplated herein.

        5.02 No Defaults. AGEL is not in default under any material contract, lease, agreement or other undertaking to which it is a party or by which it is bound. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, or compliance with the terms and conditions hereof will not conflict with, result in a breach of the unwaived terms and conditions of, nor constitute a default under its articles of incorporation or bylaws or any contract, agreement, commitment or other undertaking to which it is a party or by which it is bound.

        5.03 Title to Assets. AGEL has good and marketable title to all of its properties and assets, both real and personal, free and clear of all security interests, liens, claims, equities of others and restrictions on the right to transfer, none of which exceptions impairs in any material respect the normal conduct of its business.

        5.04 No Litigation. There is no action, proceeding, claim or investigation pending or, to the best of the party's knowledge, threatened against it or to which any of its assets or properties are subject before any court or any governmental department, commission, board, bureau, agency or instrumentality, business or goodwill and, after investigation, it knows of no basis or grounds for any such action, proceeding, claim or investigation; and there is no outstanding order, writ, injunction or decree of any court, governmental department, commission, board, bureau, agency or instrumentality, or any arbitration award against it.


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


        5.05 No Adverse Claims. None of AGEL's officers or employees has any claim against it except for salaries or other ordinary expenses, and AGEL is not obligated to any of such persons in any way or for any amount except for salaries, wages or ordinary expenses.

        5.06 No Undisclosed Liabilities. AGEL does not have any liabilities other than as set forth on its financial statements or as might be incurred in the ordinary course of business. All contingent liabilities and all material claims affecting its business past and pending are disclosed on the attached Exhibit B.

     5.07 Representations True. No representation or warranty contained herein contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. There is no fact known to AGEL that materially and adversely affects AGEL's business, prospects or financial condition that has not been set forth in this Agreement.

     6. Miscellaneous.

               6.01 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and permitted assigns. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

               6.02 This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Indiana (without giving effect to the conflicts of law provisions thereof).

               6.03 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and which together shall constitute a single instrument. The parties agree that they will accept executed documents with facsimile signatures which will be promptly replaced with original signatures.

               6.04 If any covenant or provision hereof is determined to be void or unenforceable in whole or in part, it shall not be deemed to affect or impair the invalidity of any other covenant or provision, each of which is hereby declared to be separate and distinct. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable. If any provision of this Agreement is declared invalid or unenforceable for any reason other than overbreadth, the offending provision will be modified so as to maintain the essential benefits of the bargain among the parties hereto to the maximum extent possible, consistent with law and public policy.

               6.05 The representations and warranties, covenants and obligations of the parties contained herein shall survive the Closing Date.


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


               6.06 The Sellers hereby agree to terminate Sections II, III, VII, IX and X of the Subscription and Shareholders' Agreement dated as of May 5, 2000. The other provisions of said agreement, including Section I, shall remain in effect.




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


        IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                               /s/ David B. McLane
                                ------------------------
                                    David B. McLane

                      [SIGNATURE PAGE FOR WOW STOCK PURCHASE AGREEMENT]




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


        IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                               /s/ John F. Fisbeck
                                ------------------------
                                    John F. Fisbeck















                      [SIGNATURE PAGE FOR WOW STOCK PURCHASE AGREEMENT]



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


        IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                 /s/ Carter M. Fortune
                                 ------------------------
                                     Carter M. Fortune


















                      [SIGNATURE PAGE FOR WOW STOCK PURCHASE AGREEMENT]



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


        IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                             AMERICAN GAMING & ENTERTAINMENT, LTD.


                             By /s/ David B. McLane
                                ---------------------------
                                David B. McLane, President











                      [SIGNATURE PAGE FOR WOW STOCK PURCHASE AGREEMENT]



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


                                    Exhibit A
                               Exceptions Schedule

None




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


                                    Exhibit B
                               Exceptions Schedule


Contracts, Agreements

o    Stock Option Plan

o Employment Agreement dated December 31, 1999 between AGEL and J. Douglas Wellington

o    Agreement dated September 1, 1999 between AGEL and J. Douglas Wellington

o Settlement Agreement dated as of August 21, 1998 by and between AGEL, AMGAM Associates, American Gaming and Resorts of Mississippi, Inc., Shamrock Holdings Group, Inc., Bennett Management and Development Co., the Official Committee of Unsecured Creditors of AMGAM Associates, and the Official Unsecured Creditors Committee of American Gaming and Resorts of Mississippi, Inc.

o Sale Agreement dated as of July 2, 1999 between The President Riverboat Casino-Mississippi, Inc., President Casinos, Inc., President Mississippi Charter Corporation, AGEL, AMGAM Associates, American Gaming & Resorts of Mississippi, Inc., the Committee for the Unsecured Creditors of AMGAM, the Committee for the Unsecured Creditors of AGRM, International Game Technology, Inc., and Shamrock Holdings Group, Inc.

o Irrevocable Proxy and Consent Agreement dated as of August 23, 1996 by and between Paul L. Partridge, Patrick F. Daly, James A. Everatt, Charles E. Reisert, Jr., Eric C. Jackson, AGEL and RSR, LLC

o Trust Agreement dated as of August 23, 1996 by and between AGEL and NBD Bank, N.A.

o Letter agreement dated October 21, 1998 by and between Shamrock Holdings Group, Inc., Bennett Management and Development Co., AMGAM Associates, American Gaming and Resorts of Mississippi, Inc., and AGEL

o Letter Agreement dated November 23, 1999, by and between Shamrock Holdings Group, Inc., Bennett Funding Group, Inc., American Gaming & Entertainment, Ltd., Emerald Gaming, Inc., AMGAM Associates and American Gaming and Resorts of Mississippi, Inc., and Order of the United States Bankruptcy Court for the Northern District of New York dated December 23, 1999

o Security Agreement dated as of December 16, 1999 made by AGEL in favor of Shamrock Holdings Group, Inc.

o    Letter Agreement dated August 7, 1998 by and between J.H. Cohn and AGEL

o Letter Agreements dated November 1, 1998 and January 8, 1999 by and between Saul F. Leonard Company, Inc. and AGEL

Tax Returns and Reports

o    None, 1999 tax returns have been filed

Investigations

o Department of Labor investigation of the Gold Shore Casino Associates Benefit Plan

Capital Stock

o    Preferred Stock [to be converted into common stock]

o    55,982.61 shares of Series A Preferred Stock

o    4,000 shares of Series C Cumulative Preferred Stock

o    4,000 shares of Series D Cumulative Preferred Stock

o 4,000 shares of Series E Preferred Stock o Options (for 1,083,125 shares of common stock)

o    J. Douglas Wellington, 18,750 @ $2.3125, 150,000 @ $0.08 and $350,000 @
     0.0625

o    Alfred Luciani, 187,500 @ $2.3125

o    J. Timothy Smith, 187,500 @ $2.3125

o    John Glassey, 87,500 @ $2.3125

o    William Fasy, 37,500 @ $2.3125

o    Thomas Burke, 37,500 @ $2.3125

o    John Donnelley, 25,000 @ $2.3125

o    Len Favorite, 1,875 @ $2.3125

Officer, Director, Employee Expenses

o AGEL pays COBRA medical insurance for Mr. William Rafferty, a former director of AGEL, for which it is reimbursed by Mr. Rafferty

Broker's Fee, Commission

o $10,000 for expenses due to J.H. Cohn under Letter Agreement dated August 7, 1998 by and between J.H. Cohn and AGEL

Subsidiaries

o None. All former subsidiaries either dissolved pursuant to a bankruptcy plan (AMGAM Associates and American Gaming and Resorts of Mississippi, Inc.), by filing for dissolution or by operation of law (failure to file required reports and pay fees). Former subsidiaries are listed in Schedules to filed 10-KSBs.

Liabilities (as of July 28, 2000)

o    $10,000 due to J. H. Cohn

o    $26,934 due to Saul F. Leonard and Company, Inc.

o    $5,000 due to Deloitte & Touche [currently disputed]

o $593.05 due to Horizon Blue Cross/Blue Shield for Mr. Rafferty 8/1/00 COBRA payment

o Legal bills for July 2000 from Lowenstein Sandler PC and Dillon, Bitar & Luther, LLC. Those firms have retainers of $4,000 and $3,000, respectively

o Miscellaneous unbilled expenses. E.g. telephone, file storage, payroll processing. Anticipated to be less than $2,000 in aggregate

o Salary of J. Douglas Wellington through January 31, 2001 [$62,500 for 26 weeks, excluding payroll taxes to be paid]

o Severance of J. Douglas Wellington of $125,000 [1/2to be paid by AGEL,1/2by Shamrock]



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